UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Columbia Pipeline Group, Inc.
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TransCanada Corporation
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Corporate Profile April 2016

Forward Looking Information This presentation includes “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) which is intended to provide potential investors with information regarding TransCanada Corporation (“TransCanada” or the “Corporation”), including management’s assessment of our future plans and financial outlook. In some cases the words “anticipate”, “expect”, “believe”, “may”, “will”, “should”, “estimate”, “project”, “outlook”, “forecast”, “intend”, “target”, “plan” or other similar words are used to identify such forward-looking information. Forward-looking information in this presentation may include, but is not limited to, statements regarding: anticipated business prospects; our financial and operational performance, including the performance of our subsidiaries; expectations or projections about strategies and goals for growth and expansion; expected cash flows and future financing options available to us; expected costs for planned projects, including projects under construction and in development; expected schedules for planned projects (including anticipated construction and completion dates); expected regulatory processes and outcomes; expected impact of regulatory outcomes; expected capital expenditures and contractual obligations; expected operating and financial results; expected industry, market and economic conditions; the planned acquisition of Columbia Pipeline Group, Inc. (the "Acquisition") including the expected closing thereof; plans regarding financing for the Acquisition, and the repayment of Acquisition credit facilities through planned divestitures; planned changes in the Corporation’s business including the divestiture of certain assets; expected impacts of the Acquisition on EBITDA composition, earnings, cash flow and dividend growth; transportation services to the liquefied natural gas sector and growth opportunities and modernization initiatives relating to Columbia Pipeline Group, Inc.'s ("Columbia") business. This forward-looking information reflects our beliefs and assumptions based on information available at the time the information was stated and as such is not a guarantee of future performance. By its nature, forward-looking information is subject to various assumptions, risks and uncertainties which could cause our actual results and achievements to differ materially from the anticipated results or expectations expressed or implied in such statements. Key assumptions on which our forward-looking information is based include, but are not limited to, assumptions about: the timing and completion of the Acquisition including receipt of regulatory and Columbia stockholder approval; the planned monetization of TransCanada's U.S. Northeast merchant power business and of a minority interest in its Mexican natural gas pipeline business; inflation rates, commodity prices and capacity prices; timing of financings and hedging; regulatory decisions and outcomes; foreign exchange rates; interest rates; tax rates; planned and unplanned outages and the use of our and Columbia’s pipeline and energy assets; integrity and reliability of our assets; access to capital markets; anticipated construction costs, schedules and completion dates; acquisitions and divestitures; and the realization of the anticipated benefits and synergies of the Acquisition to TransCanada including impacts on growth and accretion in various financial metrics. The risks and uncertainties that could cause actual results or events to differ materially from current expectations include, but are not limited to: our ability to successfully implement our strategic initiatives; whether our strategic initiatives will yield the expected benefits; the operating performance of our and Columbia’s pipeline and energy assets; amount of capacity sold and rates achieved in our and Columbia’s pipeline business; the availability and price of energy commodities; the amount of capacity payments and revenues we receive from our energy business; regulatory decisions and outcomes; outcomes of legal proceedings, including arbitration and insurance claims; performance and credit risk of our counterparties; changes in market commodity prices; changes in the political environment; changes in environmental and other laws and regulations; competitive factors in the pipeline and energy sectors; construction and completion of capital projects; costs for labour, equipment and material; access to capital markets; interest, tax and foreign exchange rates; weather; cybersecurity; technological developments; economic conditions in North America as well as globally; uncertainty regarding the length of time to complete the Acquisition and uncertainty regarding the ability of TransCanada to realize the anticipated benefits of the Acquisition; and the timing and execution of TransCanada’s planned asset sales. Additional information on these and other factors are discussed in our 2015 Annual Report and final short form prospectus dated March 28, 2016 (the “Prospectus”) filed with Canadian securities regulators and the SEC and available at www.transcanada.com. Readers are cautioned against placing undue reliance on forward-looking information, which is given as of the date it is expressed in this presentation or otherwise, and not to use future-oriented information or financial outlooks for anything other than their intended purpose. We undertake no obligation to publicly update or revise any forward-looking information in this presentation or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Measures and Additional Information Certain information presented in this presentation with respect to TransCanada and Columbia includes certain financial measures which do not have any standardized meaning as prescribed by U.S. GAAP and therefore may not be comparable to similar measures presented by other entities. Prospective readers are cautioned that these measures should not be construed as an alternative to U.S. GAAP-based audited consolidated financial statements. These non-GAAP measures are Comparable Earnings per Share, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Comparable EBITDA, Adjusted EBITDA, Comparable Distributable Cash Flow per Share and Funds Generated from Operations. A description of the purpose of providing non-GAAP measures and a reconciliation of non-GAAP measures in this presentation to the most closely related GAAP measures can be found in our 2015 Annual Report or in the case of Adjusted EBITDA in the Prospectus, in each case filed with Canadian securities regulators and the SEC and available at www.transcanada.com. Adjusted EBITDA reflects an adjustment to historical and pro forma EBITDA for the year ended December 31, 2015 related to (i) a non-cash impairment charge incurred by TransCanada relating to Keystone XL and related projects, including the Keystone Hardisty Terminal, in connection with the November 6, 2015 denial of the U.S. Presidential permit, and (ii) a non-cash impairment charge incurred by TransCanada relating to certain energy turbine equipment previously purchased for a power development project that did not proceed, each as recorded in the Corporation’s audited consolidated financial statements as at December 31, 2015. TransCanada believes that Adjusted EBITDA is a useful measure for evaluating our historical and unaudited pro forma financial results, given the exceptional nature of these one-time asset impairment charges. Additional Information and Where to Find it: In connection with the proposed transaction, Columbia will file with the SEC a proxy statement with respect to a special meeting of its shareholders to be convened to approve the transaction. The definitive proxy statement will be mailed to the shareholders of Columbia. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors will be able to obtain these materials, when they are available, and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the proxy statement, when they become available, may be obtained free of charge by accessing Columbia’s website at www.cpg.com or by writing Columbia at 5151 San Felipe Street, Suite 2500, Houston, Texas 77056, Attention: Corporate Secretary. Investors may also read and copy any reports, statements and other information filed by Columbia with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Participants in the Merger Solicitation: Columbia and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Columbia’s directors and executive officers is available in its registration statement on Form 10, as amended, initially filed with the SEC on February 6, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Key Themes Proven Strategy – Low Risk Business Model 90%+ of EBITDA derived from regulated assets or long-term contracts Volumetric, commodity and various other risks are known and contained Financial Discipline Finance long-term assets with long-term capital Value ‘A’ grade credit rating Corporate structure is simple and understandable US$13 Billion Acquisition of Columbia Pipeline is Transformational Creates one of North America’s largest regulated natural gas transmission businesses and positions the company for long-term growth Visible Growth Through 2020 $23 billion of pro forma near-term growth projects $45 billion of commercially secured long-term projects Dividend Poised to Grow Through 2020 8-10% average annual growth rate expected Columbia Pipeline acquisition supports and may augment dividend growth

TransCanada Today One of North America’s Largest Natural Gas Pipeline Networks 67,000 km (42,000 mi) of pipeline 368 Bcf of storage capacity 14 Bcf/d or 20% of continental demand Premier Liquids Pipeline System 4,250 km (2,600 mi) of pipeline 545,000 bbl/d or 20% of Western Canadian exports One of the Largest Private Sector Power Generators in Canada 18 power plants, 11,400 MW Total Assets ~ $64 billion as of December 31, 2015 Portfolio of Complementary Energy Infrastructure Assets

Strong Historical Financial Performance Comparable EBITDA* ($Billions) Significant Growth in Comparable EBITDA and Funds Generated from Operations Funds Generated from Operations* ($Billions) 10% CAGR 7% CAGR *Comparable EBITDA and Funds Generated from Operations are non-GAAP measures. See the non-GAAP measures slide at the front of this presentation for more information. 0 1 2 3 4 5 6 2010 2011 2012 2013 2014 2015 0 1 2 3 4 5 6 2010 2011 2012 2013 2014 2015

Long Track Record of Dividend Growth Dividends Declared per Share (Dollars) Supported by Industry-Leading Coverage Ratios Dividend Payout Ratio (Percent) 5% CAGR *Comparable Earnings per Share, Comparable Distributable Cash Flow per Share and Funds Generated from Operations are non-GAAP measures. See the non-GAAP measures slide at the front of this presentation for more information. 0 25 50 75 100 125 2010 2011 2012 2013 2014 2015 Comparable Earnings per Share* Funds Generated from Operations* Comparable Distributable Cash Flow per Share* 0.00 0.50 1.00 1.50 2.00 2.50 2010 2011 2012 2013 2014 2015

US$13 Billion Acquisition of Columbia Pipeline Group Strategic Rationale Transformational acquisition creates one of North America’s largest regulated natural gas transmission businesses and positions the company for long-term growth Results in a combined $23 billion portfolio of secured, near-term growth projects Combines TransCanada’s financial strength with Columbia’s attractive growth opportunities Financial Highlights Expected to be accretive to earnings per share in the first full year of ownership and thereafter as the combined $23 billion of near-term commercially secured projects enter service Targeted annual cost, revenue and financing benefits of approximately US$250 million Financing Plan Issued $4.4 billion of subscription receipts, announced planned sale of U.S. Northeast merchant power assets and monetization of minority interest in Mexican natural gas pipeline business Transaction closing expected in second half of 2016

Acquisition of Columbia Pipeline Group - Strategic Rationale Premium natural gas pipeline and storage assets Extensive position in the Marcellus and Utica shale regions FERC regulated assets generate stable and predictable earnings and cash flow US$7.3 billion portfolio of growth initiatives and modernization investments Secures Incumbency Position in North America’s Most Prolific Natural Gas Basins Illustrates the configuration of material systems within Columbia’s natural gas pipeline network

Columbia Pipeline Group Asset Overview Columbia Gas Transmission 11,272 mile (18,141 km) FERC pipeline with average throughput of 3.9 Bcf/d 286 Bcf of working gas storage capacity Strong base business undergoing significant expansion to connect growing Marcellus/Utica supply Columbia Gulf Transmission 3,341 mile (5,377 km) FERC pipeline with average throughput of 1.5 Bcf/d System reversal and expansion offers competitive path to the Gulf Coast Millennium Pipeline (47.5% interest) 253 mile (407 km) FERC pipeline with average throughput of 1.1 Bcf/d Connects Pennsylvania supply to New York market Columbia Pipeline Group Gas Illustrates the configuration of material systems within Columbia’s natural gas pipeline network Premium Natural Gas Pipeline Network

One of North America’s largest natural gas transmission businesses 91,000 km (56,900 miles) of gas pipeline 664 Bcf of storage capacity Complements our existing regulated natural gas pipeline and storage assets Long-term, fee-based contracts Diversified customer base Adds to basin diversification and access to large markets Established position in the Appalachia, the fastest growing gas production basin in North America Improves access to U.S. Northeast, Midwest, Mid-Atlantic and Gulf Coast markets Combined Natural Gas Pipeline Footprint Illustrates the configuration of material pipeline systems and projects within TransCanada’s natural gas pipeline network on pro forma basis following the completion of the Acquisition

Predictability and Stability of EBITDA *Adjusted EBITDA is a non-GAAP measure. See the non-GAAP measures slide at the front of this presentation for more information. **Includes Columbia; does not reflect portfolio management changes, acquisition benefits and costs. TransCanada 2015 Adjusted EBITDA* Pro Forma 2015 Adjusted EBITDA*,** Regulated & Contracted Gas Pipelines 57% Contracted Liquids Pipelines 22% Contracted Energy 11% Merchant Energy 10% Regulated & Contracted Gas Pipelines 62% Contracted Liquids Pipelines 20% Contracted Energy 10% Merchant Energy 8% Planned Monetization of U.S. Northeast Power Will Further Reduce Merchant Exposure

Positioned to Capture Growing Marcellus and Utica Production Significant growth in production expected Asset footprint favourably situated relative to production Source: EIA and IHS CERA, February 2016 Bcf/d Illustrates the configuration of material systems within Columbia’s natural gas pipeline network 0 5 10 15 20 25 30 35 2010 2015 2020E Marcellus Utica

Columbia Pipeline Group Capital Program * Columbia share in billions of U.S. dollars. Certain projects are subject to various conditions including regulatory approvals. Asset Project Estimated Capital Cost (US$)* FERC Status Expected In-Service Gas Modernization I 0.6 Approved 2017 – 2018 Modernization II 1.1 Approved 2019 - 2021 Leach XPress 1.4 Filed 2017 WB XPress 0.8 Filed 2018 Mountaineer XPress 2.0 Not Filed 2018 Gulf Rayne XPress 0.4 Filed 2017 Cameron Access 0.3 Approved 2018 Gulf XPress 0.7 Not Filed 2018 Total US7.3 Total Canadian Equivalent (1.32 exchange rate) CAD9.6 Project Gas Flow Direction and Capacity from the Marcellus/Utica (1) Shaded area represents the Marcellus and Utica shale gas production areas

Acquisition Key Takeaways Acquisition creates one of North America’s largest regulated natural gas transmission businesses Complements our existing assets Adds to basin diversification and access to large markets Provides another platform for continued organic growth Agencies affirmed ‘A’ credit rating following the announcement Builds on Track Record of Delivering Shareholder Value

Selling U.S. Northeast Power Portfolio Proceeds to pay down asset sale bridge facility in connection with the acquisition of Columbia Pipeline Group Advisors engaged, process underway and indications of interest received Exiting U.S. Merchant Power Business Asset Generating Capacity (MW) Type of Fuel Kibby Wind 132 Wind Ocean State Power 560 Natural Gas Ravenswood 2,480 Natural Gas and Oil TC Hydro 583 Hydro Ironwood 778 Natural Gas Total 4,533

Monetizing Minority Interest in Mexican Gas Pipeline Business Proceeds to pay down asset sale bridge facility in connection with the acquisition of Columbia Pipeline Group Advisor selection underway and indications of interest received Opportunities for Continued Growth Asset Contracted Capacity (Mmcf/d) Expected In-Service Date Guadalajara 320 In-Service Tamazunchale 825 In-Service Mazatlan 200 2016 Topolobampo 670 2016 Tuxpan-Tula 886 2017 Total 2,901

Industry Leading Pro Forma Near-Term Capital Program Project Estimated Capital Cost* Expected In-Service Date* Columbia Pipeline Group US7.3 2016-2021 Houston Lateral & Terminal US0.6 2016 Topolobampo US1.0 2016 Mazatlan US0.4 2016 Tuxpan-Tula US0.5 2017 Canadian Mainline 0.7 2016-2017 NGTL System 5.4 2016-2018 Grand Rapids Phase 1 0.9 2017 Northern Courier 1.0 2017 Napanee 1.0 2017 or 2018 Bruce Power Life Extension 1.2 2016-2020 Total Canadian Equivalent (1.32 exchange rate) CAD23.1 * TransCanada pro forma share in billions of dollars. Certain projects are subject to various conditions including corporate and regulatory approvals. Illustrates the configuration of TransCanada’s pro forma near-term projects following the completion of the Acquisition

$45 Billion of Commercially Secured Long-Term Projects* * TransCanada share in billions of dollars. Certain projects are subject to various conditions including corporate and regulatory approvals. Bruce Power Life Extension Agreement Asset Management and Major Component Replacement post-2020 ($5.3 billion) Extends operating life of facility to 2064 Four transformational projects Energy East ($15.7 billion) and related Eastern Mainline Expansion ($2.0 billion) Keystone XL (US$8 billion) Prince Rupert Gas Transmission ($5 billion) Coastal GasLink ($4.8 billion) Establish us as leaders in the transportation of crude oil and natural gas for LNG export 2 million bbl/d of liquids pipeline capacity 4+ Bcf/d of natural gas pipeline export capacity

Dividend Growth Outlook Through 2020 8–10% CAGR ~7% CAGR Common Share Dividend Increased Nine Percent to $2.26 Per Share Annually* Acquisition Supports and May Augment Dividend Growth Through 2020 * Annualized based on first quarter dividend of $0.565 per share 0.80 1.92 2.08 2.26* '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16E '17E '18E '19E '20E

Strong Financial Position ‘A’ grade credit rating Numerous levers available to fund growth Track Record of Delivering Long-Term Shareholder Value 13% average annual return since 2000 Visible Growth Portfolio $23 billion pro forma to 2020 Additional opportunity set includes $45 billion of long-term projects Attractive, Growing Dividend 4.5% yield at current price 8-10% CAGR through 2020 Key Takeaways Attractive Valuation Relative to North American Peers

Natural Gas Pipelines

Our Natural Gas Pipelines Strategy Pursue oil sands and West Coast LNG markets using NGTL System Expand Mexico’s gas network Adapting to changing gas flow dynamics Maintain pre-eminent position in WCSB for production and market connections Growing Natural Gas Supply and Demand Provides Opportunity Capture new demand growth Seek optimal use of assets North American Natural Gas Supply/Demand Balance Source: TransCanada * Includes fuel used within the LNG process Supply LNG Exports Forecast History Electric Generation Industrial* Commercial Residential NGV Bcf/d 0 10 20 30 40 50 60 70 80 90 100 110 120 130 2000 2005 2010 2015 2020 2025 2030

NGTL System’s Unparalleled Position Primary transporter of WCSB supply with NIT hub providing optionality and liquidity Averaged ~11 Bcf/d in 2015; peak intra-basin demand of 6.5 Bcf/d Significant new firm contracts Key connections to Alberta and export markets Recently reached 2016/17 Revenue Requirement Agreement with customers ROE of 10.1% on 40% deemed common equity Footprint Uniquely Positioned to Capture Supply & Demand Growth

NGTL Growth to Continue Through 2018 $5.4 billion of new investments Expected in-service between 2016 and 2018 Includes $1.7 billion North Montney pipeline Excludes $1.9 billion Merrick pipeline Average investment base expected to increase significantly from $6.7 billion in 2015 to $11.2 billion in 2018 Growth expected to continue 2016-17 Facilities - $4.8 B 2018 Expansion Facilities - $0.6 B

Canadian Mainline – Critically Important Infrastructure NEB approval of LDC Settlement creates long-term stability and reduces risk considerably Multi-year agreement commenced in 2015 with certain elements expiring in 2020 and 2030 Base ROE of 10.1% on 40% deemed common equity Annual contribution and incentives could result in ROE of 8.7% to 11.5% Strong delivery volumes – averaged ~4 Bcf/d in 2015 $1.4 B -0.4 $1.0 B $1.9 B +2.0 $3.9 B $4.6 B +0.3 $4.9 B 2015 Investment Base Delta 2020 Investment Base Mainline Significantly De-Risked Western Leg Eastern Triangle Northern Ontario Total $1.3 B -1.3 $0.0 B

Mainline Growth through Expansion within Eastern Triangle $0.7 billion of new facility expansion projects required as part of LDC Settlement Provides increased access to growing supply of U.S. shale gas Expected in-service dates range from 2016 to 2017, subject to regulatory approvals $2.0 billion Eastern Mainline Project (EMP) ensures existing and new firm transportation commitments are met Reached agreement with LDCs that resolves their issues with Energy East and the EMP Timing subject to regulatory approvals

U.S. Gas Pipelines – Producing Strong Results Majority of portfolio highly contracted over the long-term Positioned in key geographic areas with access to multiple supply basins and large market centres Strong results in 2015, a 13 percent increase in comparable EBITDA* year-over-year In January 2016, filed a rate case requesting an increase to ANR’s maximum transportation rates; last rate case filing was more than 20 years ago *Comparable EBITDA and Funds Generated from Operations are non-GAAP measures. See the non-GAAP measures slide at the front of this presentation for more information.

Mexico – Solid Position and Growing Pipelines underpinned by long-term contracts with the Comisión Federal de Electricidad (CFE) Mexican Gas Pipelines 2015 comparable EBITDA* of US$181 million from Guadalajara and Tamazunchale US$1 billion Topolobampo Pipeline and US$400 million Mazatlan Pipeline to be completed in late 2016 US$500 million Tuxpan-Tula Pipeline to be completed in 2017 Opportunities for future growth *Comparable EBITDA is a non-GAAP measure. See the non-GAAP measures slide at the front of this presentation for more information.

Positioned to Benefit from West Coast LNG Two significant projects underpinned by long-term contracts $5 billion Prince Rupert Gas Transmission (PRGT) project $4.8 billion Coastal GasLink project In June 2015, Pacific NorthWest LNG announced a positive Final Investment Decision on PRGT, subject to one outstanding condition Final Investment Decision on Coastal GasLink expected in late 2016 Advancing project agreements with First Nations along pipeline routes No development cost risk and minimal capital cost risk

Liquids Pipelines

Liquids Pipelines Strategy Source: CAPP 2015, IHS, EIA, Statistics Canada Domestic Other Imports Canada [2014 total refinery demand in 000’s of barrels per day] 60% 38% 2% 40% 34% 26% 79% 21% Asia [20,150] India [4,500] Europe [12,500] PADD III [8,390] Leverage existing infrastructure Connect growing WCSB and U.S. shale oil supply to key refining markets Capture Alberta and U.S. regional liquids opportunities Value chain participation expansion PADD I [1,090] Eastern Canada [690]

Keystone - A Premier Crude Oil Pipeline System Critical crude oil system that transports ~20% of Western Canadian exports to key U.S. refinery markets 545,000 bbl/d of long-haul, take or pay contracts 15-year average remaining contract length Predictably generates ~US$1 billion of comparable EBITDA* annually *EBITDA is a non-GAAP measure. See the non-GAAP measures slide at the front of this presentation for more information.

Extending Keystone System’s U.S. Gulf Coast Market Reach U.S. Gulf Coast is largest refining centre in North America (~8 Mbbl/d of capacity) Extending system’s reach to over 4.5 Mbbl/d of regional Gulf Coast refinery centres: Port Arthur Houston/Texas City Lake Charles Expected to enhance volumes on Keystone System Platform for growth and regional infrastructure expansion Houston/Texas City 2.25 Mbbl/d Port Arthur 1.5 Mbbl/d Lake Charles 0.8 Mbbl/d

$1 billion capital investment 25-year contract with Fort Hills Partnership Transports bitumen and diluent between the Fort Hills mine site and Suncor’s terminal In-service in 2017 Northern Courier - Visible Liquids Pipeline Growth Keystone XL Energy East Keystone

$3.2 billion, 50/50 joint venture investment with Brion Energy, a subsidiary of PetroChina Long-term contract with Brion Energy Transports crude oil and diluent between northern Alberta and the Edmonton/Heartland region Keyera joint venture between Edmonton and Heartland enhances diluent supply Construction progressing on 20-inch pipeline Phase I ($900 million*) expected in-service in late 2016 Phase II ($700 million*) to be aligned with market demand Grand Rapids Pipeline – Bringing Supply to Market Capturing Production Growth and Meeting Diluent Requirements 20” and 36” pipelines (Phase I) 20” pipeline (Phase I) 36” pipeline (Phase II) * TransCanada share

Energy East – Critical to Reach Eastern Refineries and Tidewater $15.7 billion investment 1.1 million bbl/d of capacity with approximately 1 million bbl/d of long-term, take-or-pay contracts Serves Montréal, Québec City and Saint John refineries Tidewater access Targeted in-service in late 2020, subject to regulatory approvals Québec 400 kbbl/d Atlantic Canada 415 kbbl/d

Commenced legal actions following U.S. Administration’s decision to deny a Presidential Permit, actions include: Claim under NAFTA Lawsuit in U.S. Federal Court asserting that the President’s decision to deny construction of Keystone XL exceeded his power under the U.S. Constitution Recorded $2.9 billion after-tax write-down in fourth quarter 2015 as a result of the denial Monetizing investment to date Keystone XL – Maintaining a Valuable Option Remains a Competitive Transportation Solution to U.S. Gulf Coast

Energy

Our Energy Strategy Natural Gas Renewables Hydro Nuclear Coal Oil North American Power Production TWh History Forecast Exiting U.S. Northeast Merchant Power Business and Turning Back PPAs Enhances Cash Flow Stability Source: TransCanada, EIA, StatsCan, SENER, Others Organic Growth of Existing Footprint Bruce Refurbishment and Life Extension Alberta Opportunities: Transition from Coal Maximize Value of Existing Assets Overall Shift to Gas-fired & Renewable Generation Mexican Power Opportunities 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2000 2005 2010 2015 2020 2025 2030 2035

Bruce Power TransCanada owns 48.5% interest in Bruce Power World’s largest operating nuclear facility 6,300 MW facility capable of generating ~30% of Ontario’s power needs Bruce A Units 1 – 4 (3,000 MW) Bruce B Units 5 – 8 (3,300 MW) Power sold under long-term contract with the Ontario Independent Electricity System Operator (IESO) All 8 reactors operating Bruce B achieved top nuclear operator status in 2015

Bruce Power Life Extension Agreement Amended agreement with the Ontario IESO effective January 1, 2016 through December 31, 2064 Secures the future of Bruce Power Near-term investment in Asset Management (AM) life extension activities for Units 3 through 8 Major Component Replacement (MCR) investment begins in 2020 Capital estimates are finalized over time and affect power price over time Accretive to earnings and cash flow over the short- and long-term

Napanee Generating Station $1.0 billion, 900 MW combined-cycle gas-fired plant 20-year PPA with the Ontario IESO Construction under way and on budget In-service Q4 2017 or Q1 2018

Termination of Alberta Power Purchase Arrangements TransCanada announced plans to terminate its Alberta Power Purchase Arrangements on March 7, 2016 Arrangements contain a provision permitting PPA buyers to terminate PPAs if there is a change in law that renders the PPAs unprofitable or more unprofitable As a result of this decision, TransCanada expects to record a non-cash charge of $175 million after-tax, representing the remaining net book value of the PPAs Unprofitable market conditions expected to continue as costs related to CO2 emissions have increased and are forecasted to continue to increase over the remaining term of the PPA arrangements In Alberta, TransCanada remains invested in four gas-fired cogeneration assets with nameplate capacities totaling 375 MW, and two non-regulated natural gas storage facilities with 118 Bcf of capacity

Substantially reduced merchant power exposure through the sale of U.S. Northeast assets, and the termination of Alberta PPAs Remaining assets underpinned primarily by long-term contracts with solid counterparties Secured growth from Bruce Power and Napanee Opportunities in renewable and gas-fired generation as Alberta and other jurisdictions transition away from coal-fired generation Energy Footprint Following Planned Sale of U.S. Northeast Power and Alberta PPA Turnback

Finance

Financial Strategy Invest in low-risk assets that generate predictable and sustainable growth in earnings, cash flow and dividends Finance long-term assets with long-term capital Maintain financial strength and flexibility Value ‘A’ grade credit rating Effectively manage foreign exchange, interest rate and counterparty exposures Disciplined cost and capital management Simplicity and understandability of corporate structure Built For All Phases of the Economic Cycle

Financial Position Remains Strong Significant financial flexibility ‘A’ grade credit ratings US$13 billion acquisition of Columbia Pipeline Group to be funded with a bridge facility, subscription receipts, and assumption of US$2.8 billion of Columbia debt $4.4 billion subscription receipts deal completed April 1, 2016 Asset sales to repay bridge facility Well positioned to finance our capital program with multiple attractive funding options available Consolidated Capital Structure* (at December 31, 2015) Debt (net of cash) Preferred Shares Common Equity Junior Sub Notes * Common equity includes non-controlling interests in TC PipeLines, LP and Portland. 30% 5% 4% 61%

Risks are Known and Contained Volumetric Spot movements on southern portion of Keystone System and on Great Lakes Availability at Bruce Power Commodity Alberta cogens and non-regulated natural gas storage Substantially reduced exposure upon sale of U.S. Northeast merchant power portfolio and Alberta PPA terminations Counterparty Strong counterparty support on contracted assets Cost-of-service or regulated businesses with strong underlying fundamentals Interest Rates Largely fixed-rate debt financed (~90%) with long duration 16-year average term at 5.4% coupon rate Foreign Exchange U.S. dollar assets and income streams predominately hedged with U.S. dollar-denominated debt

TransCanada Key Takeaways 50 Resilient business model and blue-chip portfolio producing strong financial results Quarterly common share dividend recently increased nine per cent Well positioned to fund $23 billion of pro forma near-term projects and advance $45 billion of longer-term projects underpinned by enduring financial strength and ‘A’ grade credit rating Acquisition of Columbia Pipeline Group supports and may augment 8 to 10 per cent expected annual dividend growth through 2020

Corporate Profile April 2016